other income	12 Months Ended
Dec. 31, 2023
other income
other income

7other income

Years ended December 31 (millions)	Note	2023	2022
Government assistance		$13	$6
Other sublet revenue	19	5	5
Investment income (loss), gain (loss) on disposal of assets and other		19	27
Interest income	21(a)	6	4
Changes in provisions related to business combinations	25	68	78
		$111	$120

We receive government assistance, as defined by IFRS-IASB, from a number of sources and, if not in respect of capital, we generally include such amounts received in Other income. We recognize such amounts on an accrual basis as the subsidized services are provided or as the subsidized costs are incurred.

Government of Quebec

Salaries for qualifying employment positions in the province of Quebec, mainly in the information technology sector, are eligible for tax credits. In respect of such tax credits, for the year ended December 31, 2023, we recorded $3 million (2022 – $5 million).